Exhibit 10.25

CONFIDENTIAL TREATMENT REQUESTED
The asterisked (“**”) portions of this document have been
omitted and filed separately with the Securities and
Exchange Commission pursuant to a request for
confidential treatment.

Amendment No. 2 to
CONTRACT INTELSAT-2799

between

Intelsat LLC
14 Dundonald Street West
Hamilton, Bermuda HM 09

and

Sea Launch Limited Partnership

Acting through its General Partner

Sea Launch Company, L.L.C
One World Trade Center
Suite 950
Long Beach, California 98031-0950

for

Intelsat Spacecraft
Launch and Associated Services

Date: 9 September 2003

CONFIDENTIAL TREATMENT REQUESTED
The asterisked (“**”) portions of this document have been
omitted and filed separately with the Securities and
Exchange Commission pursuant to a request for
confidential treatment.

     This Amendment No. 2 is entered into this __9__day of September 2003 (“Effective Date”) by and between Intelsat LLC, a Delaware limited liability company, having its office at 14 Dundonald Street West, Hamilton, Bermuda HM 09 (hereinafter referred to as “Intelsat” or “Customer”) and Sea Launch Limited Partnership, an exempted limited partnership duly organized and existing under the laws of the Cayman Islands and acting through its General Partner, Sea Launch Company, L.L.C., a United States of America limited liability company duly registered and existing under the laws of the State of Delaware, having its principal office at One World Trade Center, Suite 950, Long Beach, California 90831 USA (hereinafter referred to as the “Contractor”).

     WITNESSETH THAT:

     WHEREAS, the Parties entered into Contract Intelsat-2799, dated 12 December 2001, hereinafter referred to as the “Contract”; and

     WHEREAS, the Parties entered into Contract Amendment No.1 on 4 February 2002; and

     WHEREAS, on 14 January 2003, the Parties agreed to a Term Sheet which provides changes to the Contract, as incorporated in this Amendment; and

     WHEREAS, based on agreements reached in the 14 January 2003 Term Sheet, both Parties acknowledge that: i) Intelsat has paid the Contractor ********; ii) the Contractor has incurred costs in the amount of ********; and iii) the Contractor has agreed to an initial credit of ******** to the Contract Price of ********, which credit will

Amendment No. 2 to
Intelsat-2799

decline over time depending on Intelsat’s decision timeframe to assign a new payload under this Contract; and

WHEREAS, in the 14 January 2003 Term Sheet the Parties agreed that this Contract for launch services covers both the Intelsat X spacecraft as well as any other payload that the Contractor may accommodate and that Intelsat may select for launch; and

     WHEREAS, Intelsat and Contractor wish to modify the Launch Support Coordination and Notices Articles to incorporate changes in technical and contract personnel;

     NOW THEREFORE, the Parties agree that Contract Intelsat-2799, as amended,is hereby further amended as follows:

1)	Amend Table of Contents as follows:

Delete the reference to ARTICLE 7 in its entirety and insert in lieu thereof:

“ARTICLE 7 – RESERVED”

2)	Amend ARTICLE 1 – DEFINITIONS as follows:

a) Add the following definition:

“Firm Payload Selection Notification means the formal written notification from Intelsat to the Contractor notifying the Contractor of a payload assignment whether it be for the Payload selected for Firm Launch No. 1 or an Optional Launch ********.”

Amendment No. 2 to
Intelsat-2799

b) Delete the definition for Launch Period in its entirety and insert in lieu thereof:

“Launch Period means a time period of at least ******** with a Launch Slot possibility as specified in Article 3, Schedule for Delivery of Launch Services.”

c) Delete the definition for Launch Services in its entirety and insert in lieu thereof:

“Launch Services means the Launch and those activities, including performance of mission analysis, furnishing the Launch Vehicle and launch crew and arranging for the launch complex and range services, necessary to launch the Launch Vehicle with Intelsat’s Payload as specified in Article 2, Launch Services to be Provided.”

d) Delete the definition for Launch Site in its entirety and insert in lieu thereof:

“Launch Site means the physical location for the Launch, including the associated installations and equipment. The geographic location on the equator from which the Launch will take place specifically, 0 degrees N latitude, 154 degrees W longitude.”

e) Delete the definition for Launch Vehicle in its entirety and insert in lieu thereof:

“Launch Vehicle means the expendable launch vehicle Zenit 3SL with the performance characteristics as specified in Exhibit A utilized by the Contractor to perform the Launch of a Payload.”

Amendment No. 2 to
Intelsat-2799

3)	Amend ARTICLE 2 – LAUNCH SERVICES TO BE PROVIDED

Delete the text set forth therein in its entirety and insert in lieu thereof:

“2.1	Subject to the restrictions set forth herein, Intelsat shall assign a Payload and the Contractor shall furnish Launch Services for Firm Launch No.1. Intelsat’s Payload selection for Firm Launch No.1 must be delivered to the Contractor in writing (“Firm Payload Selection Notification”). Upon receipt of Intelsat’s Firm Payload Selection Notification, the Contractor, in consideration for payments made by Intelsat under this Contract, and in compliance with the terms and conditions contained herein, shall furnish Launch Services for Firm Launch No.1 to be defined by Exhibit A for the purpose of delivering Intelsat’s Payload into orbit from a marine launch platform located on the equator in the Pacific Ocean, in accordance with the Intelsat Launch Specifications (including the required Interface Control Document to be developed and approved by both Parties) and the Launch Services Contractor Statement of Work, attached as Exhibits A and B to this Contract. Upon Intelsat’s Firm Payload Selection Notification, the Parties will revise the Contract’s technical exhibits (e.g., Exhibits A, B and C) to reflect the specific requirements for the Payload selected and compatible with the Contractor’s current Users Manual. These revisions will be subsequently incorporated into the Contract via a Contract amendment.

2.2	Should Intelsat fail to issue a Firm Payload Selection Notification by close of business 31 July 2005, the Contractor shall have the right to terminate this Contract in accordance with the termination provisions set forth in Paragraph 25.1 of Article 25, Termination. Intelsat’s Payload selection for

Amendment No. 2 to
Intelsat-2799

Firm Launch No.1 shall not be for a payload for which the Contractor is competing (at the time of Intelsat’s selection) or for which the Contractor has been awarded a contract for the launch of said payload. Intelsat’s initial Payload selection for Firm Launch No.1 shall not be subject to the terms of Article 30, Right of Substitution of a Payload. Any subsequent changes to Intelsat’s Payload selection for Firm Launch No.1 shall be subject to the terms of Article 30, Right of Substitution of a Payload.

2.3	The Contractor grants to Intelsat the right to exercise up to an aggregate of ******** Launch Options (Options ********) for the Launch of an Intelsat Payload. These Launch Options shall be subject to the terms of Article 30, Right of Substitution of a Payload. To exercise one of these Launch Options, Intelsat shall give written notice to the Contractor indicating its exercise of the Launch Option at least twelve (12) months prior to the first day of the Launch Period requested for such Launch Option if the Payload is for a payload substantially the same as the Payload selected for Firm Launch No. 1 or an Astrium Eurostar 3000. If the Payload is anything other than a payload substantially the same as the Initial Payload or an Astrium Eurostar 3000, Intelsat shall give written notice to the Contractor indicating its exercise of the Launch Option at least fifteen (15) months prior to the first day of the Launch Period requested for such Launch Option.

2.4	Any of the Launch Services provided by the Contractor under this Contract shall include one (1) round trip transit of the Assembly and Command Ship (ACS) and Launch Platform (LP) between Home Port and the Launch Site, except to the extent that the Contractor requests or experiences a postponement pursuant to Article 16, Launch Accelerations

Amendment No. 2 to
Intelsat-2799

or Postponements, of this Contract after the departure of the ACS and the LP from Home Port, in which event ********.”

4)	Amend ARTICLE 3 – SCHEDULE FOR DELIVERY OF LAUNCH SERVICES as follows:

Delete the text set forth in Subsections 3.1.1 and 3.1.2 in their entirety and insert in lieu thereof:

“3.1.1	Firm Launch Services Launch Period

Firm Launch No. 1 TBD*

*Note: Launch Period to be defined and agreed subsequent to Intelsat’s Firm Payload Selection Notification, pursuant to Article 2, Launch Services to be Provided. Intelsat may select a Launch Period which commences immediately after but no later than ******** from the date of Intelsat’s Firm Payload Selection Notification.

3.1.2	Optional Launch Services

Each Launch Option under Article 2, Launch Services to be Provided, refers to a single Launch within one of the following Launch Periods:

Optional Launch Services Launch Period

******** ********

5)	Amend ARTICLE 6 – PRICE FOR LAUNCH SERVICES as follows:

Amendment No. 2 to
Intelsat-2799

Delete the text set forth therein in it entirety and insert in lieu thereof:

“6.1	Intelsat shall pay to the Contractor, for the Launch Services performed under this Contract, the following amounts in U.S. Dollars:

Firm Launch No. 1 ********

************** ********

The above prices are firm and fixed for the delivery periods specified herein and include the price of all Launch Services specified in Article 2, Launch Services to be Provided, all ******** in Article 15, Indemnification and Allocation of Certain Risks, as well as any and all ********, except as otherwise expressly stated herein. ********. Upon Intelsat’s Firm Payload Selection Notification, the following applicable amount(s) shall be credited (“Applicable Credit”) from the ******** paid to Contractor as of 31 January 2002 to the Launch Price for Firm Launch No.1 for purposes of milestone payments in Article 8, Payment for Launch Services, and shall be reduced by the following:

Table 6-1

Timeline*	Credit applied to Launch

Price for Firm Launch No.1**

********	********

*Note: Applicable Credit based on actual date of Intelsat’s Firm Payload Selection Notification.

**Note: The Credit decrease of ******** period shall cease to be effective upon the date of contract award or modification between the Contractor and any customer for the first new purchase or assignment of a Launch Vehicle Contract to occur after 14 January 2003.

Amendment No. 2 to
Intelsat-2799

In accordance with Table 6-1 above, the Contractor shall notify Intelsat in writing upon execution of its first new contract with any customer for the purchase of a Launch Vehicle to occur after 14 January 2003. Should Intelsat’s Firm Payload Selection Notification designate an Astrium Eurostar 3000 bus, the Contractor may, at its sole discretion, increase Intelsat’s Credit in Table 6-1 by up to ********.

Note: The Contractor has notified Intelsat that it executed a contract for the purchase of a new Launch Vehicle on 5 August 2003. Therefore the Credit decrease of ******** period shall cease to be effective on 5 August 2003, and the Credit to be applied to the Launch Price for Firm Launch No.1 shall be ********.

6.2	All associated additional launch support services identified in Paragraph 5.6 of Exhibit B are provided ******** to Intelsat.

In addition to the Launch Services price for Firm Launch No.1, and effective 1 March 2003, Intelsat shall pay the Contractor as identified in Article 8, Payment for Launch Services, for the Parent Guarantee, required in Article 35, Performance Guarantee. Intelsat’s obligations for payment shall cease upon Intelsat’s Firm Payload Selection Notification or termination, whichever occurs earlier.”

6)	Delete ARTICLE 7 – REPLACEMENT LAUNCH, REFLIGHT OR REFUND in its entirety and insert the following in lieu thereof:

“ARTICLE 7 – RESERVED”

Amendment No. 2 to
Intelsat-2799

7)	Amend ARTICLE 8 – PAYMENT FOR LAUNCH SERVICES as follows:

a)	Delete the text set forth in Section 8.1 in its entirety and insert in lieu thereof:

“8.1	Upon Intelsat’s Firm Payload Selection Notification, payment of the Contract price shall be in U.S. Dollars and subject to conditions and requirements set forth in Article 6, Price for Launch Services. Payment shall be made in accordance with the following schedule:

Table 8-1 Firm Launch No.1 Payment Schedule

Payment Number*	Due Date	Milestone Payment Amount

********	********	********
********	********	********

*Note: Initial ******** totaling ******** were previously paid by Intelsat to Contractor prior to contract restructuring.

**Note: ******** due upon Intelsat’s Firm Payload Selection Notification.

***Note: Applicable Credit is defined in Article 6, Price for Launch Services.

****Note: ********

Intelsat’s payment for the Contractor’s costs associated with its Parent Guarantee obligations shall be in U.S. Dollars and shall be made in accordance with the following payment schedule and conditions below:

Table 8-2 Parent Guarantee Payment Schedule

Amendment No. 2 to
Intelsat-2799

Payment Number	Due Date	Payment Amount

********	********	********
********	********	********
********	********	********

*Note: All payments for Parent Guarantee charges shall cease upon Intelsat’s Firm Payload Selection Notification, if notification is made prior to the next applicable payment due date.

Table 8–3 Launch Options ******** Payment Schedule

Percent Of
Payment Number	Due Date	Contract Price	$ Amount

********	********	********	********
********	********	********	********
********	********	********	********
********	********	********	********

*Note: ********

**Note: ********

b)	Delete the text set forth in Subsection 8.2.3 in its entirety and insert in lieu thereof:

“8.2.3 ********

8)	Amend ARTICLE 9 – TERMS OF PAYMENT as follows:

Delete the text set forth therein in it entirety and insert in lieu thereof:

Amendment No. 2 to
Intelsat-2799

“9.1	Payments due under this Contract shall be paid by Intelsat to the Contractor in accordance with the payment schedule and the requirements contained in Article 8, Payment for Launch Services. As applicable, payments due shall include postponement fees pursuant to Article 16, Launch Accelerations or Postponements and any adjustments in price, pursuant to Article 17, Modification of Contract.

9.2	Payment terms are as follows:

9.2.1	The payment for Firm Launch No. 1 (payment #3) less the Applicable Credit due as specified in Article 6 shall be due no sooner than ******** **** from Intelsat’s Firm Payload Selection Notification. Upon receipt of Intelsat’s Firm Payload Selection Notification the Contractor shall submit an invoice and Intelsat shall make payment no later than ******** following receipt of a proper invoice. The initial payment at EDO for a Launch Option exercised under this Contract shall be due no later than ******** ***** following receipt of a proper invoice from the Contractor.

9.2.2.	For those payments which are schedule driven (e.g. ******** etc.), with the exception of the Final Payment ******** as specified in subsection 9.2.5, if any, the Contractor shall provide Intelsat an invoice no later than ******* ***** prior to the payment due date, except for the ***** payment for Firm Launch No. 1 which may be invoiced no later than ******** prior to the payment due date. Upon receipt of a timely invoice, Intelsat shall make payment by the due date specified in Article 8.

9.2.3	For those payments which are Milestone Events, if any, the Contractor shall provide Intelsat an invoice no later than ************** following the successful completion of the applicable Milestone Event.

Amendment No. 2 to
Intelsat-2799

9.2.4	For Parent Guarantee payments, the Contractor shall provide Intelsat an invoice no sooner than ******** for the applicable Guarantee payment period identified in Table 8-2 of Article 8. Intelsat shall make payment within ************ upon receipt of a proper invoice from the Contractor.

9.2.5	Final Payment ********, the Contractor shall provide Intelsat an invoice no later than ************** following Launch, and payment shall be due no sooner than ************** from Launch and no later than ************** following receipt of a proper invoice from the Contractor.

9.2.6	All invoices shall be sent to:

Intelsat LLC c/o Intelsat Global Service Corporation 3400 International Drive, N.W. Washington, D.C. 20008-3006 Attention: Accounts Payable, Mail Stop 14B”

9	Amend ARTICLE 11 – LAUNCH SUPPORT COORDINATION as follows:

Delete both point-of-contacts set forth therein in their entirety and insert in lieu thereof:

Amendment No. 2 to
Intelsat-2799

The Contractor’s technical point-of-contact is:

Mr. John Steinmeyer Sea Launch Company, L.L.C. Phone: (562) 499-4707 Fax: (562) 499-4755

Intelsat’s technical point-of-contact is:

Mr. Terry Edwards Sr. Director, Spacecraft and Launch Program Management Telephone: (202) 944-7254 Facsimile: (202) 944-7897

10	Amend ARTICLE 12 – NOTICES/COMMUNICATIONS AND DELIVERY OF DATA as follows:

Delete the text set forth in Section 12.1 in its entirety and insert in lieu thereof:

“12.1	All notices, and communications, including deliverable data and documentation between the Parties relating to financial, contractual and administrative matters of this Contract, that are required or permitted to be given under this Contract, in order to be given effect, shall be in writing and may be delivered in person, sent by mail, postage prepaid or sent by facsimile, followed with original notice by mail to the Party concerned at the address listed below, or to such other address or representative as shall be given in writing by either Party to the other:

Applicable Notices, Reports & Invoices	Receiving Intelsat LLC Entity and Address

Original Contract Notices Copies of following Deliverable Items: Interface Control Document (ICD) and all updates and revisions	Intelsat LLC c/o Intelsat (Bermuda), Ltd. Attn: Elizabeth Scheid, Director of Contracts 14 Dundonald Street West Hamilton HM 09 Bermuda Telephone: +1 441 294-1652 Facsimile: +1 441 292-8300
Copies of Contract Notices	Intelsat Global Service Corporation Attn: Richard Parker, Senior Contracts Officer Major Programs Department (Mail Stop 25)

Amendment No. 2 to
Intelsat-2799

3400 International Drive, N.W. Washington D.C. 20008-3006 U.S.A. Telephone: (202) 944-7090 Facsimile: (202) 944-7266
Copies of Contract Reports and Deliverables Note 1	Intelsat Global Service Corporation
Attn: Mr. Terry Edwards, Sr. Director,
Spacecraft and Launch Program Management
3400 International Drive, N.W.
Washington D.C. 20008-3006 U.S.A.
Telephone: (202) 944-7254
Facsimile: (202) 944-7897
Reports and Deliverables Note 1 and Note 2	Intelsat Global Service Corporation
Attn: Patty Dudley, Manager, Export
Licensing Export Compliance Department (Mail
Stop 33A)
3400 International Drive, N.W.
Washington D.C. 20008-3098 U.S.A.
Telephone: (202) 944-7144
Original Invoices	Intelsat LLC c/o Intelsat Global Service Corporation Accounts Payable (Mail Stop 14B) 3400 International Drive, N.W. Washington D.C. 20008-3006 U.S.A.

Note 1	The Contractor shall deliver Non-ITAR-Controlled Reports and Deliverables and ITAR controlled “Functional design level data” (as defined in Section 26.6) to both Intelsat Global Service Corporation’s Launch Services Program Management (LSPM) and Export Compliance Departments.

Note 2	The Contractor shall deliver ITAR-Controlled “Detailed design and manufacturing know-how data” (as defined in Section 26.6) only to Intelsat Global Service Corporation’s Export Compliance Department.

Contractor:

Sea Launch Company, L.L.C. Attn: Ms. Cynthia M. Childs One World Trade Center Director, Project Development Suite 950 Phone: 562-499-4714 Long Beach, California 90831-0950 Fax: 562-499-4755” USA

11)	Amend ARTICLE 16 – LAUNCH ACCELERATIONS OR POSTPONEMENTS as follows:

a) Insert the following note at the beginning of the Article:

Amendment No. 2 to
Intelsat-2799

“NOTE: The provisions set forth in this Article shall not apply unless Intelsat has either initiated the Firm Payload Selection Notification process or exercised a contract option for launch services under this Contract.”

b)	Add the following sentence at the end of the first paragraph in Section 16.1:

“For Firm Launch No.1, any Intelsat requested Launch acceleration or postponement under this Article shall occur only after Intelsat’s Firm Payload Selection Notification and Launch Period selection.”

c)	Delete the notes to Table 16-1 in their entirety and insert in lieu thereof:

"*Note: For postponements that occur between the above periods, the escalation amount will be calculated on a ******** basis through linear interpolation. **Note: Launch Price as specified in Section 6.1, as applicable.”

d)	Delete the first sentence in Subsection 16.1.2 in its entirety and replace in lieu thereof:

“Launch postponements solely due to and requested by Intelsat where the notice is not received by the Contractor until after the timeframe stated in Subsection 16.1.1 will be subject to a postponement fee equal to ******** per effective day of postponement.”

12)	Amend ARTICLE 25 – TERMINATION as follows:

Amendment No. 2 to
Intelsat-2799

Delete the text set forth therein in it entirety and insert in lieu thereof:

“25.1	In accordance with the rights and obligations set forth in Article 2, Launch Services to be Provided, should Intelsat decide to terminate this Contract for its convenience, prior or subsequent to Intelsat’s Firm Payload Selection Notification, Intelsat’s Termination Liability to the Contractor will equal the below stated Base Termination Charge minus the applicable Credit as identified in Termination Table 25-1 below. In the event of such termination, Intelsat shall give the Contractor ************* written notice prior to the effective date of termination. Should Intelsat fail to provide the Contractor with a Firm Payload Selection Notification by close of business 31 July 2005, the Contractor shall have the right to terminate this Contract and Intelsat’s Termination Liability to the Contractor shall equal Intelsat’s Termination Liability reflecting the applicable Credit, if any, as described in the Note below, but will in no case exceed Nineteen Million One Hundred and Twenty Five Thousand U.S. Dollars ($19,125,000).

Termination Table 25-1

Applicable	Base		Intelsat's
Termination Date	Termination Charge	Credit*	Termination Liability

********	********	********	********

**Note: The Credit decrease of ******** period shall cease to be effective upon the date of contract award or modification between the Contractor and any customer for the first new purchase or assignment of a Launch Vehicle Contract to occur after 14 January 2003. Intelsat’s Termination Liability will be adjusted to reflect the appropriate Credit level.

Intelsat’s Termination Liability to the Contractor will be the applicable Base Termination Charge less the applicable Credit and any amounts Intelsat paid in excess of the Base Termination Charge as of the effective

Amendment No. 2 to
Intelsat-2799

date of the termination. In no event shall Intelsat’s liability exceed $19,125,000. Subsequent to Intelsat’s Firm Payload Selection Notification, the Contractor will also be entitled to any postponement fees paid by or due from Intelsat under Article 16, Launch Accelerations or Postponements, as of the effective date of the termination. Within ******** ****** of the effective date of the termination, the Contractor shall refund to Intelsat any amount paid (including Credit and any Milestone Payments made after Firm Payload Selection Notification) under this Contract in excess of the Termination Liability.

25.2	In the event that a single postponement or delay or cumulative postponements or delays by the Contractor, for reasons other than those listed in Article 18, Excusable Non-Performance, exceed ******** for the applicable Launch, Intelsat may terminate the Launch by written notice to the Contractor, in which case the Contractor shall reimburse Intelsat, within ******** after receipt of the termination notice, for all payments made to the Contractor (excluding postponement fees) less any payments made by the Contractor for postponement fees or liquidated damages. Intelsat’s right to terminate under this Section 25.3 is conditioned upon receipt of the Contractor’s written notification of a Launch postponement or Launch postponements exceeding ******** or upon the occurrence of a Contractor Launch delay or Contractor Launch delays which exceed ********.

25.3	In addition to the rights to terminate as expressly provided in Sections 25.1, 25.2, 25.4, 25.5, 25.8 and 25.9, Intelsat may terminate this Contract for default when the Contractor commits a material breach of obligations under the Contract. In the event that Intelsat asserts that the Contractor has committed a material breach of any of its obligations under the Contract, Intelsat shall proceed in accordance with the terms of this

Amendment No. 2 to
Intelsat-2799

provision. Intelsat will provide written notice to the Contractor of the breach and the notice will provide the specifics of the breach and indicate Intelsat’s intent to terminate the Contract for default. The Contractor will have ******** from receipt of Intelsat’s written notice to cure the breach. If the breach is not cured or corrected within the ********, Intelsat may terminate the Contract for default by written notice of termination to the Contractor. Within ******** after receipt of the notice of termination, the Contractor shall reimburse Intelsat for all payments made to the Contractor.

25.4	In the event that the Contractor or any of its respective contractors or subcontractors fail to obtain or maintain any required permit, license or governmental authorization or approval as may be required to enable the performance of the Launch Services, including but not limited to any required for export or re-export from or import into any country of the Launch Vehicle or technical data related to either, Intelsat may terminate the Launch under this Contract, following at least ******** written notice to the Contractor. If such permit, license or governmental authorization or approval is not obtained within such ******** notice period, then the Contractor shall within ******** thereafter, reimburse Intelsat for all payments made to the Contractor.

25.5	In the event that Intelsat or any of its respective contractors or subcontractors fails to obtain or maintain any required permit, license or governmental authorization or approval as may be required to enable the performance of the Launch Services, including but not limited to any required for export or re-export from or import into any country of the Payload or related technical data, Intelsat may terminate the Launch under this Contract, following at least ************* written notice to the

Amendment No. 2 to
Intelsat-2799

Contractor. If such permit, license or governmental authorization or approval is not obtained within such ******** notice period then the Contractor shall within ******** thereafter reimburse Intelsat all payments made to the Contractor that are in excess of the Termination Liability amounts specified in Termination Table 25.1.

25.6	Reserved.

25.7	Should Intelsat fail to make payment to the Contractor within ******** of receipt of an undisputed invoice, the Contractor may terminate the Contract for such non-payment, provided the Contractor has given Intelsat ******** written notice of its intent to terminate and Intelsat has to make such payment within such ******** notice period. This termination right shall not apply to deferred payments by Intelsat pursuant to Article 8, Payment for Launch Services.

25.8	Should an Event of Force Majeure result in a Launch delay or postponement in excess of ********, Intelsat shall have the ability to terminate the Launch and upon such termination Intelsat shall pay ******** of the applicable Termination Liability specified in Termination Table 25.1.

25.9	Intelsat may terminate this Contract without further obligation to Contractor if:

(i)	the Contractor files in U.S. Bankruptcy court for voluntary or involuntary bankruptcy or dissolution; or

(ii)	there is a material change of the membership of Sea Launch Limited Partnership which adversely impacts the ability of the Contractor to timely perform its obligations under this Contract.

Amendment No. 2 to
Intelsat-2799

If Intelsat terminates this Agreement pursuant to this Section, the Contractor shall within ******** thereafter, reimburse Intelsat for all payments made to the Contractor.”

13)	Amend ARTICLE 30 – SUBSTITUTION OF A PAYLOAD as follows:

Delete the text set forth therein in it entirety and insert in lieu thereof:

“30.1	Subject to the limitations set forth herein, the provisions of this Article do not apply to the Payload identified in Intelsat’s Firm Payload Selection Notification (“Initial Payload”) as outlined in Article 2, Launch Services to be Provided. Subsequent to Intelsat’s selection of the Initial Payload or subsequent to Intelsat’s exercise of any Optional Launch should such option be exercised prior to the assignment of the Initial Payload (“Prior Exercised Option”), the Contractor grants Intelsat the right to substitute a Payload (“Substituted Payload”) in place of Intelsat’s Initial Payload or Prior Exercised Option to be set forth in Exhibit A Launch Specification in accordance with the terms and conditions of this Contract. There shall be no change in Contract price or schedule if the Substituted Payload is an Astrium Eurostar 3000 bus or the size and mass of the Substituted Payload is substantially the same to those of the Initial Payload or Prior Exercised Option as set forth in Exhibit A, the orbit of the Substituted Payload is identical to the Initial Payload, and the configuration and mission requirements of the Substituted Payload are substantially the same as the Initial Payload. If any of the characteristics or requirements of the Substituted Payload are substantially different from the Initial Payload or Prior Exercised Option as set forth in Exhibit A, an equitable adjustment (increase or decrease) shall be made to the Contract price to

Amendment No. 2 to
Intelsat-2799

account for the ******** and, if required, an equitable adjustment shall be made to the schedule.

30.2	For any Payload selected as part of Intelsat’s exercise of an Optional Launch (“Optional Payload”) in the event that such Optional Launch is not exercised prior to the assignment of the Initial Payload, there shall be no change in Contract price or schedule provided that the size and mass of the Optional Payload is substantially the same to those of the Initial Payload or an Astrium Eurostar 3000 bus. If any of the characteristics or requirements of the Optional Payload are substantially different from the Initial Payload or an Astrium Eurostar 3000 bus, an equitable adjustment (increase or decrease) shall be made to the Contract Option price to account for the ****************************** and, if required, an equitable adjustment shall be made to the schedule.”

EXCEPT as specifically modified by this Amendment No.2, all other terms and conditions of the Contract, as amended, shall remain in full force and effect.

Amendment No. 2 to
Intelsat-2799

     IN WITNESS WHEREOF, the Parties have, as their free acts and deeds, caused this Amendment No. 2 to be executed by their duly authorized representatives.

Sea Launch Limited Partnership	Intelsat LLC
Acting through its General
Partner
Sea Launch Company, L.L.C.

By:	/s/ Cynthia M. Childs	By:	/s/ Patrick Cerra

	(Signed)		(Signed)

	Cynthia M. Childs		Patrick Cerra

	(Typed)		(Typed)

Title:	Director, Project Development	Title:	Vice President

Amendment No. 2 to
Intelsat-2799
Page 22